SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016

BEST HOMETOWN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-55652	81-1959486
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 East Clay Street, Collinsville, Illinois	62234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (618) 345-1121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2016, Home Federal Savings and Loan Association of Collinsville (the "Bank"), the wholly owned subsidiary of Best Hometown Bancorp, Inc. (the “Company”), entered into employment agreements (the "CEO/CLO Employment Agreements") with Ronnie R. Shambaugh, President and Chief Executive Officer of the Company and the Bank, and David W. Gansner, the Bank's Executive Vice President—Chief Loan Officer.  All payments provided for in the CEO/CLO Employment Agreements will be paid by the Bank, but the Company will guarantee payment and provision of all amounts and benefits due to Messrs. Shambaugh and Gansner  The terms of the CEO/CFO Employment Agreements were previously disclosed in the Company’s Registration Statement (the “Registration Statement”) on Form S-1 (File No. 333-210109).  The descriptions of the CEO/CLO Employment Agreements provided in the Registration Statement are qualified in their entirety by reference to the copies of the CEO/CLO Employment Agreements that are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Also on June 29, 2016, the Bank entered into an employment agreement (the "CFO Employment Agreement") with Cynthia T. Knebel, Chief Financial Officer of the Company and the Bank.  The terms of the CFO Employment Agreement are materially consistent with the terms of the CEO/CLO Employment Agreements, which were previously disclosed in the Registration Statement, except that the term of Ms. Knebel's agreement is 12 months, the term of her agreement, if renewed, will be for an additional 12 months, her current annual salary under her agreement is $83,546, and she does not currently serve as a director and her agreement does not provide for her nomination for election as a director.  This description of the CFO Employment Agreement is qualified in its entirety by reference to the copy of the CFO Employment Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Employment Agreement between Home Federal Savings and Loan Association of Collinsville and Ronnie R. Shambaugh, dated June 29, 2016
10.2	Employment Agreement between Home Federal Savings and Loan Association of Collinsville and David W. Gansner, dated June 29, 2016
10.3	Employment Agreement between Home Federal Savings and Loan Association of Collinsville and Cynthia T. Knebel, dated June 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEST HOMETOWN BANCORP, INC.

DATE: July 12, 2016	By:	/s/ Ronnie R. Shambaugh
Ronnie R. Shambaugh
President and Chief Executive Officer